ANNEX A

To the Transfer Agency and Service Agreement, as amended,

by and between

SPDR® Series Trust and State Street Bank and Trust Company

ETF	Trading Symbol
State Street® SPDR® Bloomberg 1-10 Year TIPS ETF	TIPX

State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF	BIL

State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF	BILS

State Street® SPDR® Bloomberg Convertible Securities ETF	CWB

State Street® SPDR® Bloomberg Emerging Markets Local Bond ETF	EBND

State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF	EMHC

State Street® SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF	CERY

State Street® SPDR® Bloomberg High Yield Bond ETF	JNK

State Street® SPDR® Bloomberg International Corporate Bond ETF	IBND

State Street® SPDR® Bloomberg International Treasury Bond ETF	BWX

State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF	FLRN

State Street® SPDR® Bloomberg Short Term High Yield Bond ETF	SJNK

State Street® SPDR® Bloomberg Short Term International Treasury Bond ETF	BWZ

State Street® SPDR® Dow Jones® REIT ETF	RWR

State Street® SPDR® FactSet Innovative Technology ETF	XITK

State Street® SPDR® FTSE International Government Inflation-Protected Bond ETF	WIP

State Street® SPDR® Global Dow ETF	DGT

State Street® SPDR® ICE Preferred Securities ETF	PSK

State Street® SPDR® MSCI USA Gender Diversity ETF	SHE

State Street® SPDR® MSCI USA StrategicFactorsSM ETF	QUS

State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF	HYMB

State Street® SPDR® Nuveen ICE Municipal Bond ETF	TFI

State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF	SHM

State Street® SPDR® NYSE Technology ETF	XNTK

State Street® SPDR® Portfolio Aggregate Bond Index ETF (formerly, State Street® SPDR® Portfolio Aggregate Bond ETF)	SPAB

State Street® SPDR® Portfolio Corporate Bond Index ETF (formerly, State Street® SPDR® Portfolio Corporate Bond ETF)	SPBO

State Street® SPDR® Portfolio High Yield Bond Index ETF (formerly, State Street® SPDR® Portfolio High Yield Bond ETF)	SPHY

State Street® SPDR® Portfolio Intermediate Term Corporate Bond Index ETF (formerly, State Street® SPDR® Portfolio Intermediate Term Corporate Bond ETF)	SPIB

State Street® SPDR® Portfolio Intermediate Term Treasury Index ETF (formerly, State Street® SPDR® Portfolio Intermediate Term Treasury ETF)	SPTI

State Street® SPDR® Portfolio Long Term Corporate Bond Index ETF (formerly, State Street® SPDR® Portfolio Long Term Corporate Bond ETF)	SPLB

State Street® SPDR® Portfolio Long Term Treasury Index ETF (formerly, State Street® SPDR® Portfolio Long Term Treasury ETF)	SPTL

State Street® SPDR® Portfolio Mortgage Backed Bond Index ETF (formerly, State Street® SPDR® Portfolio Mortgage Backed Bond ETF)	SPMB

State Street® SPDR® Portfolio Nasdaq® 100 ETF	QNDX

State Street® SPDR® Portfolio S&P 400TM Mid Cap ETF	SPMD

ETF	Trading Symbol
State Street® SPDR® Portfolio S&P 500® ETF	SPYM

State Street® SPDR® Portfolio S&P 500® Growth ETF	SPYG

State Street® SPDR® Portfolio S&P 500® High Dividend ETF	SPYD

State Street® SPDR® Portfolio S&P 500® Value ETF	SPYV

State Street® SPDR® Portfolio S&P 600TM Small Cap ETF	SPSM

State Street® SPDR® Portfolio S&P 1500® Composite Stock Market ETF	SPTM

State Street® SPDR® Portfolio S&P Sector Neutral Dividend ETF	SPDG

State Street® SPDR® Portfolio Short Term Corporate Bond Index ETF (formerly, State Street® SPDR® Portfolio Short Term Corporate Bond ETF)	SPSB

State Street® SPDR® Portfolio Short Term Treasury Index ETF (formerly, State Street® SPDR® Portfolio Short Term Treasury ETF)	SPTS

State Street® SPDR® Portfolio TIPS Index ETF (formerly, State Street® SPDR® Portfolio TIPS ETF)	SPIP

State Street® SPDR® Portfolio Treasury Index ETF (formerly, State Street® SPDR® Portfolio Treasury ETF)	SPTB

State Street® SPDR® Portfolio Ultra Short T-Bill Index ETF (formerly, State Street® SPDR® Portfolio Ultra Short T-Bill ETF)	SPTU

State Street® SPDR® Russell 1000 Low Volatility Focus ETF	ONEV

State Street® SPDR® Russell 1000 Momentum Focus ETF	ONEO

State Street® SPDR® Russell 1000 Yield Focus ETF	ONEY

State Street® SPDR® S&P 400TM Mid Cap Growth ETF	MDYG

State Street® SPDR® S&P 400TM Mid Cap Value ETF	MDYV

State Street® SPDR® S&P 500® Scored and Screened ETF (formerly, State Street® SPDR® S&P 500® ESG ETF)	EFIV

State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF	SPYX

State Street® SPDR® S&P 600TM Small Cap Growth ETF	SLYG

State Street® SPDR® S&P 600TM Small Cap Value ETF	SLYV

State Street® SPDR® S&P® 1500 Momentum Tilt ETF	MMTM

State Street® SPDR® S&P® 1500 Value Tilt ETF	VLU

State Street® SPDR® S&P® Aerospace & Defense ETF	XAR

State Street® SPDR® S&P® Bank ETF	KBE

State Street® SPDR® S&P® Biotech ETF	XBI

State Street® SPDR® S&P® Capital Markets ETF	KCE

State Street® SPDR® S&P® Dividend ETF	SDY

State Street® SPDR® S&P® Health Care Equipment ETF	XHE

State Street® SPDR® S&P® Health Care Services ETF	XHS

State Street® SPDR® S&P® Homebuilders ETF	XHB

State Street® SPDR® S&P® Insurance ETF	KIE

State Street® SPDR® S&P Kensho Grid Innovation ETF (formerly, State Street® SPDR® S&P Kensho Clean Power ETF)	CNRG

State Street® SPDR® S&P Kensho Final Frontiers ETF	ROKT

State Street® SPDR® S&P Kensho Future Security ETF	FITE

State Street® SPDR® S&P Kensho Intelligent Structures ETF	SIMS

State Street® SPDR® S&P Kensho New Economies Composite ETF	KOMP

State Street® SPDR® S&P Kensho Smart Mobility ETF	HAIL

State Street® SPDR® S&P® Leveraged Loan ETF	LVLN

State Street® SPDR® S&P® Metals & Mining ETF	XME

ETF	Trading Symbol
State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF	XES

State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF	XOP

State Street® SPDR® S&P® Pharmaceuticals ETF	XPH

State Street® SPDR® S&P® Regional Banking ETF	KRE

State Street® SPDR® S&P® Retail ETF	XRT

State Street® SPDR® S&P® Semiconductor ETF	XSD

State Street® SPDR® S&P® Software & Services ETF	XSW

State Street® SPDR® S&P® Telecom ETF	XTL

State Street® SPDR® S&P® Transportation ETF	XTN

State Street® SPDR® UC Investments 90/10 Endowment Strategy Index ETF	UCBG

State Street® SPDR® US Large Cap Low Volatility Index ETF	LGLV

State Street® SPDR® US Small Cap Low Volatility Index ETF	SMLV

Dated: October 31, 2026